                                                                Exhibit 10.16

                            FIRST AMENDMENT TO LEASE


        THIS FIRST AMENDMENT TO LEASE is made and entered into this 23rd day of June, 1988, by and between Linclay, a Missouri general partnership (herein called "Landlord") and Covia Partnership, a Delaware general partnership (herein called "Tenant"). This First Amendment To Lease amends that certain Lease dated April 18, 1988, (hereinafter called the "Lease").

        WHEREAS, both Landlord and Tenant reaffirm such Lease to be in full force and effect; and

        WHEREAS, both Landlord and Tenant now wish to modify and amend the above referenced Lease.

        NOW THEREFORE,  for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, both Landlord and Tenant, for themselves, their heirs, successors and assigns, intending to be legally bound thereby, hereby agree to this First Amendment To Lease. If any provision of the Lease is inconsistent with any provision herein, this First Amendment To Lease shall govern and control. All other terms, conditions and covenants of the Lease are hereby ratified and confirmed.

        AMENDMENTS TO LEASE

                        Landlord and tenant hereby mutually agree that the Lease is amended by addition of or substitution of the following terms, conditions and agreements for those similarly numbered provisions of the lease.

        ITEM NUMBER ONE; Section 1.  Property, of the Lease is hereby deleted and in its place the following is substituted:

        1.  PROPERTY.   Landlord hereby leases to Tenant and Tenant hereby takes
                        and hires from Landlord the land consisting of approximately 18.88 acres as legally described on Exhibit "A" attached to the Lease and incorporated by reference herein (the "Land"), together with the (a) building (the "Building") containing approximately
                        137,900 gross square feet of building area (including basement level, first floor, second floor and mechanical penthouses) per BOMA standards for single tenant users
                        (the "Office Space"), and (b) not less than 700 paved parking spaces on the Land (the "Parking Spaces"), together with access aisles, driveways, sidewalks and landscaping (collectively called the "Appurtenances"), to be constructed by Landlord thereon pursuant to Paragraph II.A. of Appendix A to the Lease as modified by this First Amendment To Lease. Landlord shall construct the Building and the Appurtenances in accordance with the procedures set forth in Appendix "A" to the Lease and in accordance with the Design Criteria described in this First Amendment To Lease. The Land, the Building and the Appurtenances are sometimes hereinafter collectively called the "Property".

   ITEM NUMBER TWO: Section 3. RENTS, Paragraph (a) (ii) line six and line nine shall have the value $18,297,380.00 hereby deleted and the value $17,728,568.00 substituted in its place in both line six and line nine. The balance of this Section 3 shall remain unmodified and in full force and effect.

B. AMENDMENTS TO EXHIBIT B TO THE LEASE

                    Landlord and tenant hereby mutually agree that Exhibit B to the Lease is hereby deleted and in its place the following is substituted:

                                EXHIBIT B

(A) At the time of execution of this First Amendment To Lease, the Total Assembly Costs have been estimated to be $17,728,568.00 (the "Estimated Total Assembly Costs") based on the following list of component costs:

     1.  Land Purchase Price                            $ 2,455,100.00

     2.  Guaranteed Maximum Price
         (subject to adjustment as
         provided in the Lease and this
         First Amendment to Lease)                       11,450,000.00

     3.  Development Costs                                  390,000.00

     4.  Architectural and Engineering Costs                664,706.00

     5.  Development Overhead and Fees                      800,000.00

     6.  Broker Commission                                  600,000.00

     7.  Legal, Points/Fees                                 275,000.00

     8.  Project Contingency                                200,000.00

     9.  Construction Loan Interest                         893,762.00
                                                        --------------
         Estimated Total Assembly Costs                 $17,728,568.00
                                                        ==============

(B) Landlord and Tenant acknowledge and mutually agree that the Estimated Total Assembly Costs is subject to the following:

     (a) The component costs described in Section 1 above (Land Purchase Price),
Section 5 above (Development Overhead and Fees), and Section 6 above (Broker Commissions) are fixed component costs (which have been negotiated as such) which shall not be subject to credit offset of one component cost against another.
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Page 3

        (b) The component cost described in Section 2 above (Guaranteed Maximum Service) is a fixed component cost which is subject to adjustment pursuant to the provisions of Appendix A to the Lease, and subject to Tenant audit, but is not subject to credit offset of one component cost against another, except for
Section 8 above (Project Contingency).

        (c) The component costs described in Section 3 above (Development Costs), Section 4 above (Architectural and Engineering Costs), Section 7 above (Legal, Points and Fees), Section 8 above (Project Contingency) and Section 9 above (Construction Loan Interest) are variable component costs and subject to Tenant audit. Any credits in any one of said component costs may be used to offset any overages in the component cost categories described above in Sections 3, 4, 7, 8 and 9.

C. AMENDMENTS TO APPENDIX A TO THAT CERTAIN LEASE AGREEMENT DATED APRIL 18, 1988 BETWEEN LINCLAY AS LANDLORD AND COVIA PARTNERSHIP AS TENANT

                Landlord and Tenant hereby mutually agree that Appendix A to the Lease is amended by addition of or substitution of the following items, conditions and agreements for those similarly numbered provisions of Appendix A to the Lease.

        ITEM NUMBER ONE; Paragraph II.A. of the Appendix A to the Lease is hereby deleted and in its place the following is substituted:

        II. CONSTRUCTION
                A. Landlord shall construct the Building and Appurtenances upon the Land in accordance with:

                (i) Design Criteria, dated as revised January 14, 1988, and with pages 15 and 24, revised January 19, 1988, and pages 16, 23 and 24, revised January 27, 1988, prepared by Swanson Rink Consulting Engineers.

                (ii) Schematic Design, dated January 26, 1988, and with page 24, revised May 12, 1988 (pages 34 and 35 deleted), prepared by Swanson Rink Consulting Engineers.

                (iii) Design Development Mechanical Narrative, dated May 27, 1988, prepared by Swanson Rink Consulting Engineers and DMJM. The following revisions to the Table of Contents are hereby incorporated: HVAC Equipment Schedule pages 34 and 35 have been deleted; HVAC Outline Specification (pages 36-39) is the same as included in the January 26, 1988 Schematic Design referenced in Number (ii) above; Point Schedule pages 10 and 11 from the January 26, 1988 Schematic Design referenced in Number (ii) above have been deleted. In addition, add and include the following changes to the Design Development Mechanical Narrative:
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Page 4

                        (a) Equipment Schedule:
                            Item M-1: AHU-8 - Maintenance and parts air
                                              handling unit:
                            Single zone package air handling unit with outside air economizer, horizontal draw-thru, 700 CFM; 1 hp. fan motor, cooling coil, chilled water - 19 MBH heating coil - HTL water - 13 MBH
                            Filter Section: 2.2 SF x 2" thick
                            Air Blender: 700 CFM at .12" air pressure drop

                            Item M-2:
                            Air Blenders shall be provided with air
                            handling units AHU-5, AHY-6 and AHU-7.

                            Item M-3:
                            On page 22-I, cooling tower shall be two cell not 3 cell.

                            Item M-4: Delete K. kitchen make-up air unit.

                        (b) Control Item:
                            The automation control contractor is to supply provisions for transmission interface of all system control and monitoring points to 5350 S. Valentia Way by Covia-furnished transmission system.

                   (iv) Outline Specifications, dated May 27, 1988, prepared
                        by Linclay.
                    (v) Scheme A, West patio design, 1/16 inch scale, undated, prepared by THK Associates, Inc.
                   (vi) Preliminary Landscape Plan, dated May 27, 1988,
                        prepared by THK Associates, Inc.
                  (vii) [The following Design Development Drawings, dated
                        May 27, 1988, prepared by Swanson Rink Consulting Engineers and DVJM:]

                        ----------------------------------------------------
                        Sheet No.                 Title
                        ----------------------------------------------------

                          C-1           Grading Plan
                          A-1           First Floor Plan
                          A-2           Second Floor Plan
                          A-3           Penthouse Level Plan
                          A-4           Building Sections
                          A-5           Building Elevations
                          A-6           Building Elevations
                          A-7           Wall Sections and Details
                          A-8           Typical Sections and Wall Elevations
                          A-9           First Floor, Reflected Ceiling Plan
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Page 5

                        ----------------------------------------------------
                        Sheet No.                 Title
                        ----------------------------------------------------

                          A-10          Second Floor, Reflected Ceiling Plan
                          A-11          First Floor, Access Flooring
                                          Location Plan
                          A-12          Second Floor, Access Flooring
                                          Location Plan
                          S-1           First Floor Plan
                          S-2           Second Floor Framing Plan
                          S-3           Roof Framing Plan
                          S-4           Partial Roof Plans
                          FP-1          First Floor Sprinkler Plan
                          FP-2          Second Floor Sprinkler Plan
                          M-1           First Floor Plan - HVAC
                          M-2           Second Floor Plan - HVAC
                          M-3           Penthouse Plan and Section
                          M-4           HVAC Piping Flow Diagram
                          E-1           Fixture Schedule and Legend
                          E-2           Electrical Site Plan
                          E-3           Basement and First Floor Lighting
                                          Plan
                          E-4           Second Floor Lighting Plan
                          E-5           First Floor Power Plan
                          E-6           Second Floor Power Plan
                          E-7           First Floor Special Systems Plan
                          E-8           Second Floor Special Systems Plan
                          E-9           Penthouse Level Power and Systems
                                          Plan
                          E-10          Electrical One Line

                   (ix) The following clarifications are provided for the
                        Design Development Drawings specificed in Number
                        (viii) above:

                Sheet No. C-1:
                        (a) Drive width from South Fulton Street shall be
                            32 feet in lieu of 25 feet as shown. Taper 32 foot width to 25 foot at curb return to north parking lot.

                        (b) North and south retaining walls at loading dock
                            shall have top of wall elevation = 5752. South retaining wall shall have a length of 30 feet.

                        (c) Retaining wall at entry plaza shall have top of
                            wall elevations = 5750 and length of 90 feet.

                        (d) Retaining wall at northeast corner of building
                            shall have top of wall elevation = 5750 and length of 30 feet. Retaining wall shall also be extended in a northeasterly direction (parallel to building) 40 feet with a top of wall elevation = 5750.

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Page 6                  (e) Entrance from South Havana Street shall have
                            Arapahoe County standard right-in/right-out island with minimum island width of 8 feet.

                        (f) Building foundation drain shall be discharged
                            through 4 inch drain to proposed 27 inch RCP at north side of property.

                        (g) Basement F.F. Elevation is revised to 5740.5 and
                            5737.5.

                        (h) Provide painted metal handrail at all exterior
                            stairs as required, typical.

                        (i) Fire protection service main to building shall
                            connect to existing 16 inch ductile iron water main located 40 feet south of north right-of-way of East Easter Avenue. New water main installed under existing pavement shall be bored and pothole, open cutting is not permitted. For basis of pricing assume 100 l.f. of 12 inch ductile iron water main plus 400 l.f. of 8 inch ductile iron water main for fire protection service to building. Include one fire hydrant assembly, complete, at entrance drive from East Easter Avenue, fire hydrant connection from new 12 inch.

                        (j) Building domestic water service shall be priced
                            as 4 inch with 600 l.f. of 4 inch service line. Include meter pit and connection per Castlewood Water District requirements. Do not include service fees as required for service (by owner). The building domestic service meter and service tap shall be three (3) inch size.

                        (k) Lawn irrigation service shall be priced as 2
                            inch. Lawn irrigation service meter shall be two (2) inch size.

                        (l) Building sanitary sewer service shall be priced
                            as 6 inch with 400 l.f. of service line. Service shall tap into existing 10 inch sanitary sewer service located along north property line. (Existing M.H. 3D, rim elevation = 5741.5 +/-, invert elevation = 5729.9 +/-).
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Page 7


                Sheet No. A-1:  Business office provide one hour fire shutter,
                                Cookson or equal.

                Sheet No. A-2:  Building shall have glazed curtain wall at exterior wall between column line 5 and 6 and column line 10 and 11 as shown on building elevations (Sheet No. A-5 and No. A-6).

                Sheet No. A-3:  Provide overflow roof drain at each roof drain shown as required per code.

                Sheet No. A-7:  Section 2/7 Typical Wall Section, Revise three foot compacted fill to four foot compacted fill.

                Sheet No. A-8:  Section 5/8 Section at Penthouse, 4 inch
                                concrete on metal deck at second floor revise to 5-1/4 inch lightweight concrete with 6x6 W 1.4 x W 1.4 WWF on 2", 18-gauge metal deck.

                Sheet No. A-9:

                           (a) Slot diffusers are required along south side of building at column line F in the individual offices. (Add 8 l.f. of slot diffusers for eight separate offices total of additional 64 l.f.).

                           (b) Reception/Secretary Area Ceiling shall have beams and structural elements wrapped with drywall for one hour rating above suspended ceiling.

                Sheet No. A-10: Add 8 l.f. of slot diffusers for one office.

                Sheet No. A-11:

                           (a) Raised concrete slab at kitchen shall have appropriate bond break to allow removal from concrete slab on grade in future.

                           (b) Notwithstanding the Design Criteria referenced above as Number (i) as it relates to the Access Flooring System (Section 3.02), the access floor included in the scope of the work is 40% Concore and 60% Woodcore, not 100% Concore.

                Sheet No. A-12: Notwithstanding the Design Criteria referenced above as Number (i) as it relates to the Access Flooring System (Section 3.02), the access floor included in the scope of the work is 40% Concore and 60% Woodcore, not 100% Concore.

                Sheet No. S-1:  NOTE: An additional 12 inch caisson is required at south end of loading dock.
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Page 8


                Sheet No. S-2:  Cross bracing (x-Bracing) is required along Grid
                                A between Columns 4 and 5 and along Grid D between Columns 3 and 4. (Both first and second floors).

                Sheets No. S-1:

                S-2:
                S-3:
                S-4: All Steel is A 572-50 specification for all beams and columns unless noted otherwise.

                Sheet No. FP-1 and FP-2: New sprinkler heads for unfinished ceiling areas are shown as open circles.
                                Sprinkler pendants shall be positioned as required by code in the open ceiling areas.

                Sheet No. E-1:

                           (a) Fixture type L to be an adjustable type low voltage downlight as manufactured by Prescolite. Catalog No. LVH4-LV2C-120-LV17.

                           (b)  Fixture types AA and BB shall have lamp
                                specification changed from 400 W Metal Halide to 400 W High Pressure Sodium. Fixtures shall be changed to Gardco
                                #EH19-2-Q-277-400HPS-BLA-TRS-28-PP and
                                #EH19-1-Q-277-400HPS-BLA-TRS-28-PP respectively.

                           (c) Electrical contractors pricing fixture schedule shall price fixtures as they appear on the fixture schedule. As this Design Development set of documents is intended to establish quality and price, no fixture "packaging" or substitutions will be allowed.

                Sheet No. E-2:

                           (a) Provide one, 20 AMP, 120 V sign circuit (wire and conduit) to north side of entrance drive from South Havana Street.

                           (b) Provide one, 20 AMP, 120 V sign circuit (wire and conduit) to east side of entrance drive from East Easter Avenue.

                           (c) Provide one, 20 AMP, 120 V sign circuit (wire and conduit) to north side of entrance drive from South Fulton Street.

                        Sheets No. E-3 and E-4:

                                (a) Alternates 1, 2, and 3 apply only to open
                                    workstation areas, test rooms, and training rooms. Light fixture spacing in open workstation areas on these sheets pertains to alternates 1, 2, and 3. For base package, contractor shall adjust lighting layout to 8' x 10' spacing (one fixture every 80 square feet) in open workstation areas only.

                                (b) Under alternate 3, the standard lamps
                                    referred to shall be G.D. F40SP35. Also, under alternate 3, provide (2) additional separately enclosed dimmers in each PDP-9 dimmer panel for emergency lighting.

                        Sheets No. E-5 and E-6:

                                    Receptacles with a subscript "D" indicate that receptacle is to be on a dedicated circuit.

                        Sheet No. E-9: Exterior light fixtures shown on lighting
                                    plans shall be Stonco #P63701 w/100 W A-19
                                    incandescent lamp. (Total of 3)

                        Sheet No. E-10: The (3) 800 AMP circuit breakers in the
                                    Emergency Distribution Switchboard that
                                    serve the U.P.S. system shall be changed to 1000 A-3P circuit breakers.

        The items referenced in Items (i), (ii), (iii), (iv), (v), (vi), (vii),
(viii), and (ix) of this Paragraph II.A. are made a part hereto by this reference and are collectively defined as the Design Criteria (the "Design Criteria").

        The balance of this Paragraph II.A., commencing on Page 7 and beginning with the paragraph, The Building and Appurtenances..., shall remain unmodified and in full force and effect.

        ITEM NUMBER TWO; Paragraph II.E. line four and five shall have the value
                Twelve Million Forty-One Thousand Eight Hundred Dollars ($12,041,800.00) hereby deleted and the value Eleven Million Four Hundred Fifty Thousand Dollars ($11,450,000.00) substituted in both lines four and five. The balance of this Paragraph II.E.1. shall remain unmodified and in full force and effect.

        ITEM NUMBER THREE; Paragraph II.G. line five shall have the value
                Eighteen Million Five Hundred Thousand Dollars ($18,500,000.00) deleted at both locations and the value Seventeen Million Nine Hundred Fifty Thousand Dollars ($17,950,000.00) substituted in its place at both locations in line five. The balance of this Paragraph II.E.1 shall remain unmodified and in full force and effect.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment To Lease as of the day and year above first written.

                                COVIA PARTNERSHIP,
Witness:                             Tenant

/s/ [illegible]                 By: /s/ BARRY KOTAR
----------------------------       -----------------------------
                                   Barry Kotar,
                                   President

                                    Witness:
LINCLAY,
                                    Landlord
                                By: JDP INVESTMENT CORPORATION,
                                    general partner

/s/ DONALD S. MCKINNEY          By: /s/ HERBERT E. PRINCE
----------------------------       -----------------------------
Donald S. McKinney                 Herbert E. Prince,
                                   Vice President
to that certain Lease dated as of the 18th day of April, 1988, by and between Linclay, a Missouri general partnership (hereinafter called "Landlord") and Covia Partnership, a Delaware general partnership (hereinafter called "Tenant" or "Covia").

                            LEGAL DESCRIPTION

TRACT "A" OF RAMPART BUSINESS CENTER FILING NO. 1 CONTAINING 62,414 SQUARE
FEET OR 1.433 ACRES AND A PARCEL OF LAND BEING A PORTION OF TRACTS 17, 18, 31, AND 32 AS PLATTED IN A SUBDIVISION OF SECTION 27, TP. 55.R.67W., AS RECORDED IN BOOK 1 AT PAGE 1 ON APRIL 9, 1903, IN THE RECORDS OF ARAPAHOE COUNTY, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF TRACT "A" AS PLATTED IN RAMPART BUSINESS CENTER FILING NO. 1 AS RECORDED AT RECEPTION NO. 2507848 OF THE RECORDS OF ARAPAHOE COUNTY; THENCE ALONG THE WEST RIGHT-OF-WAY LINE OF SOUTH HAVANA STREET, THE NORTH RIGHT-OF-WAY LINE OF EAST EASTER AVENUE AND THE EAST RIGHT-OF-WAY LINE OF SOUTH FULTON STREET, THE FOLLOWING 9 COURSES:

1.  S 00 DEGREES 03'32"W A DISTANCE OF 334.57 FEET TO A POINT OF CURVE;
2. ALONG THE ARC OF A CURVE TO THE RIGHT HAVING A DELTA OF 89 DEGREES 55'51", A RADIUS OF 20.00 FEET, AND A LENGTH OF 31.42 FEET TO A POINT OF TANGENT;
3.  N 89 DEGREES 52'17"W A DISTANCE OF 234.37 FEET TO A POINT OF CURVE;
4.  ALONG THE ARC OF A CURVE TO THE LEFT HAVING A DELTA OF 40 DEGREES, 55'
    25", A RADIUS OF 545.00 FEET, AND A LENGTH OF 389.27 FEET TO A POINT OF TANGENT;
5.  S 49 DEGREES 12'18"W A DISTANCE OF 439.87 FEET TO A POINT OF CURVE;
6. ALONG THE ARC OF A CURVE TO THE RIGHT HAVING A DELTA OF 40 DEGREES 55' 47", A RADIUS OF 255.00 FEET, AND A LENGTH OF 253.60 FEET TO A POINT OF TANGENT;
7.  N 89 DEGREES 51'55"W A DISTANCE OF 37.67 FEET TO A POINT OF CURVE;
8. ALONG THE ARC OF A CURVE TO THE RIGHT HAVING A DELTA OF 90 DEGREES 15'57", A RADIUS OF 20.01 FEET, AND A LENGTH OF 31.51 FEET TO A POINT OF TANGENT;
9. N 00 DEGREES 24'02"E A DISTANCE OF 638.96 FEET TO THE SOUTHWEST CORNER OF A GREEN BELT TRACT.

THENCE ALONG THE SOUTH LINE OF A GREEN BELT TRACT THE FOLLOWING 16 COURSES:

 1.  N 72 DEGREES 11'46"E A DISTANCE OF 49.65 FEET TO A POINT OF CURVE;
 2. ALONG THE ARC OF A CURVE TO THE LEFT HAVING A DELTA OF 34 DEGREES 43'47", A RADIUS OF 105.00 FEET, AND A LENGTH OF 63.65 FEET TO A POINT OF TANGENT;
 3.  N 37 DEGREES 27'59"E A DISTANCE OF 29.04 FEET TO A POINT OF CURVE;
 4. ALONG THE ARC OF A CURVE TO THE RIGHT HAVING A DELTA OF 45 DEGREES 23' 14", A RADIUS OF 65.0 FEET, AND A LENGTH OF 51.49 FEET TO A POINT OF TANGENT;
 5.  N 82 DEGREES 51'13"E A DISTANCE OF 19.52 FEET TO A POINT OF CURVE;
 6. ALONG THE ARC OF A CURVE TO THE LEFT HAVING A DELTA OF 42 DEGREES 57'09", A RADIUS OF 85.0 FEET, AND A LENGTH OF 63.72 FEET TO A POINT OF TANGENT;
 7.  W 39 DEGREES 54'04"E A DISTANCE OF 37.24 FEET TO A POINT OF CURVE;
 8. ALONG THE ARC OF A CURVE TO THE RIGHT HAVING A DELTA OF 60 DEGREES 58' 15", A RADIUS OF 65.00 FEET, AND A LENGTH OF 69.19 FEET TO A POINT OF TANGENT;
 9.  S 79 DEGREES 07'41"E A DISTANCE OF 24.84 FEET TO A POINT OF CURVE;
10. ALONG THE ARC OF A CURVE TO THE LEFT HAVING A DELTA OF 46 DEGREES 08'55", A RADIUS OF 35.00 FEET, AND A LENGTH OF 68.46 FEET TO A POINT OF TANGENT;
11.  N 4 DEGREES 43'20"E A DISTANCE OF 55.66 FEET TO A POINT OF CURVE;
12. ALONG THE ARC OF A CURVE TO THE RIGHT HAVING A DELTA OF 18 DEGREES 29' 56", A RADIUS OF 190.00 FEET, AND A LENGTH OF 61.35 FEET TO A POINT OF TANGENT;
13.  W 73 DEGREES 13'18"E A DISTANCE OF 41.61 FEET TO A POINT OF CURVE;
14. ALONG THE ARC OF A CURVE TO THE RIGHT HAVING A DELTA OF 22 DEGREES 38'44", A RADIUS OF 125.00 FEET, AND A LENGTH OF 49.40 FEET TO A POINT OF TANGENT;
15.  S 84 DEGREES 07'50"E A DISTANCE OF 28.77 FEET TO A POINT OF CURVE;
16. ALONG THE ARC OF A CURVE TO THE LEFT HAVING A DELTA OF 14 DEGREES 47'05", A RADIUS OF 165.00 FEET, AND A LENGTH OF 42.58 FEET;

THENCE N 31 DEGREES 30'28"W A DISTANCE OF 36.43 FEET TO THE SOUTHEASTERLY CORNER OF SAID TRACT "A"; THENCE EASTERLY ALONG THE GREENBELT LINE OF SAID TRACT "A" THE FOLLOWING 2 COURSES:

 1.  N 76 DEGREES 00'00"E A DISTANCE OF 370.00 FEET;
 2. S 89 DEGREES 52'08"E A DISTANCE OF 210.00 FEET TO THE POINT OF BEGINNING, CONTAINING 760,160 SQUARE FEET ON 17.451 ACRES;

RESULTING IN A TOTAL ACREAGE OF 18.884 ACRES OR 822.574 SQUARE FEET.